SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

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☐     Soliciting Material Pursuant to §240.14a-12

TASER INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TASER INTERNATIONAL, INC.

7860 East McClain Drive, Suite 2
Scottsdale, Arizona 85260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 29, 2004

To Our Stockholders:

        The Annual Meeting of Stockholders of TASER International, Inc. (the “Company”) will be held at 12:00 Noon on Thursday, April 29, 2004 at the site of the Company’s new manufacturing/ warehouse/ office building located at 17800 North 85th Street, Scottsdale, Arizona 85260 for the following purposes:

1.	Electing two directors of the Company for a term of three years;

2.	Approving the adoption of the Company’s 2004 Stock Option Plan;

3.	Approving the adoption of the Company’s 2004 Outside Directors Stock Option Plan;

4.	Ratifying the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2004; and

5.	Transacting such other business as may properly come before the meeting.

        Only holders of the Company’s Common Stock at the close of business on March 15, 2004 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Stockholders may vote in person or by proxy. A list of stockholders entitled to vote at the meeting will be available for examination by stockholders at the time and place of the meeting and during ordinary business hours, for a period of 10 days prior to the meeting, at the principal executive offices of the Company, 7860 East McClain Drive, Suite 2, Scottsdale, Arizona 85260.

By Order of the Board of Directors,

/s/ DOUGLAS E. KLINT

Douglas E. Klint
Corporate Secretary

Scottsdale, Arizona

March 29, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

TASER INTERNATIONAL, INC.

7860 East McClain Drive, Suite 2
Scottsdale, Arizona 85260

PROXY STATEMENT

2004 Annual Meeting of Stockholders

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TASER International, Inc. (the “Company”) of proxies to be voted at the 2004 Annual Meeting of Stockholders of the Company to be held at 12:00 Noon on Thursday, April 29, at the site of the Company’s new manufacturing/ warehouse/ office building located at 17800 North 85th Street, Scottsdale, Arizona 8520, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed, dated and returned prior to the voting at the meeting, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted for election of the directors, for approval of the 2004 Stock Option Plan, for approval of the 2004 Outside Directors Stock Option Plan, for ratification of the appointment of the independent auditors and in support of the recommendations of management on such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a stockholder cast in person at the meeting. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by the Company’s officers and employees, or by telephone, facsimile or electronic transmission or express mail. The Company may reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to their principals. This proxy statement is first being mailed to stockholders on or about March 29, 2004.

        On January 26, 2004, the Company announced a three-for-one stock dividend in the form of a 200% stock dividend, which was effective February 11, 2004. All share and per share information in the proxy solicitation materials reflect the stock split.

VOTING

        Holders of record of the Company’s Common Stock on March 15, 2004 will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 14,000,398 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy, of persons holding a majority, or 7,000,200, of these shares will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder to one vote on each matter that may properly come before the meeting. Stockholders are not entitled to cumulative voting in the election of directors. Abstentions will be counted in determining whether a quorum is present for the meeting and will be counted as a vote against any proposal, other than the election of directors. If a stockholder holds shares through a nominee, such as a brokerage firm, and such nominee does not have discretionary voting power with respect to a proposal and has not received voting instructions from the beneficial owner, a broker “non-vote” occurs. Broker non-votes are counted in determining whether a quorum is present. Pursuant to regulations promulgated by the New York Stock Exchange (“NYSE”) that came into effect on June 30, 2003, brokers and other nominees that are NYSE member organizations are prohibited from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote on such matter. Therefore, for any of your shares held through a broker or other nominee that is a NYSE member organization, such shares will only be voted in favor of Proposal Two and Proposal Three if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of that proposal.

PROPOSAL ONE:
ELECTION OF DIRECTORS

        The Board of Directors is elected by and accountable to the stockholders. The Board of Directors establishes policy and provides strategic direction, oversight and control of the Company. The Board of Directors is comprised of seven directors. The directors are divided into three classes comprised as follows: two directors each in Class A and Class C, and three directors in Class B. Generally, one class is elected each year for a three-year term. The two nominees for election as directors to serve a regular three-year term until the Annual Meeting of Stockholders in 2007, or until their respective successors are elected and qualified, are Phillips W. Smith and Bruce R. Culver. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The two nominees for director receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

        Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below.

        If any nominee is unable or unwilling to serve as a director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the other nominee named without nomination of a substitute, or the number of directors may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected a director.

        The Board of Directors recommends a vote FOR the election of Phillips W. Smith and Bruce R. Culver.

        The following table sets forth certain information about each nominee for election to the Board of Directors, each continuing director and an additional executive officer of the Company.

			Director or	Expiration of
Name	Age	Positions	Officer Since	Current Term

Nominees for Election
Class C (for three-year term)
Phillips W. Smith	66	Chairman of the Board of Directors	1993	2004
Bruce R. Culver(1)(2)(3)	58	Director	1994	2004
Directors Continuing in Office
Class B
Patrick W. Smith	33	Chief Executive Officer and Director	1993	2005
Bernard B. Kerik(3)	48	Director	2002	2005
Mark W. Kroll(1)(3)	52	Director	2003	2005
Class C
Thomas P. Smith	36	President and Director	1993	2006
Mathew R. McBrady(1)(2)	33	Director	2000	2006
Additional Executive Officer
Kathleen C. Hanrahan	40	Chief Financial Officer and Chief Operating Officer	2000	—

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating Committee.

Directors and Executive Officers

        Phillips W. Smith, Chairman of the Board of Directors. Dr. Smith has served as a director of the Company since 1993. Since August 1997, Dr. Smith has served on the Board of Directors of Pentawave, Inc., a developer of cross-media publishing software. Dr. Smith was Chairman of the Board of Pentawave from January 1999 through October 2000 and its Chief Executive Officer from January through March 1999. From June 1990 to September 1997, Dr. Smith served as the President and Chief Executive Officer of Zycad Corporation, a developer of engineering and manufacturing applications software. Dr. Smith holds a B.S.E. degree from West Point, a M.B.A. degree from Michigan State University, and a Ph.D. degree in Business Administration from St. Louis University. Since 1999 Dr. Smith has served as Director of Investor Relations with the Company.

        Bruce R. Culver, Director. Mr. Culver has served as a director of the Company since January 1994. In 1986 Mr. Culver founded Lab Support, Inc, now called On Assignment, Inc. (NASDAQ ASGN) and co-founded Professional Staff, P.L.C. (PSTF) in 1990 in the UK; both companies are human resource staffing businesses. He served as Founder, CEO, and Chairman and on the Board of Directors of both. In March 1993, Mr. Culver acquired California Distribution. California Distribution provides warehouse, trucking and distribution services in Southern California. In June 2001, Mr. Culver co-founded and serves as the CEO and Chairman of IdealHire, Inc., an internet software company that provides Candidate Identification technology for corporate and organizational websites. Mr. Culver holds a B.Sc. in Chemistry and Physics from South Dakota State University and a M.Sc. in Analytical Chemistry from Montana State University.

        Patrick W. Smith, Chief Executive Officer and Director. Mr. Smith has served as Chief Executive Officer and as a director of the Company since 1993. He is a co-founder of the Company. Mr. Smith holds a B.S. degree in Biology from Harvard University, an M.B.A. degree from the University of Chicago, and a Masters Degree in International Finance from the University of Leuven in Leuven, Belgium.

        Bernard B. Kerik, Director. Mr. Kerik has served as a director of the Company since May 2002. Mr. Kerik is Chief Executive Officer of Giuliani-Kerik LLC, a Delaware company engaged in the security consulting business, and has held that position since 2001. From August 2000 through 2001, Mr. Kerik was New York City’s 40th Police Commissioner. Prior to his appointment as Police Commissioner, Mr. Kerik served as Commissioner of the New York Department of Correction from 1998 to 2000, and as the Department’s First Deputy Commissioner and the Director of the Investigations Division from 1995 to 1998.

        Mark W. Kroll, Director. Dr. Kroll has served as a director of the Company since January 2003. Since 1995 Dr. Kroll has held various executive level positions within St. Jude Medical Inc., most recently as Senior Vice President and Chief Technology Officer, Cardiac Rhythm Management Division. Dr. Kroll holds a B.S. degree in Mathematics and a M.S. degree and a Ph.D. degree in Electrical Engineering from the University of Minnesota and a M.B.A. degree from the University of St. Thomas. Dr. Kroll is a director of Harbinger Medical, Inc (Cardiac Diagnostic), Guidance Interactive, Inc (Diabetes Monitoring), Arrowhead Offshore Partners, Ltd (Venture Capital), and OncoStim, Inc (DC Ablation for Cancer).

        Thomas P. Smith, President and Director. Mr. Smith has served as President of the Company since April 1994 and as a director since 1993. He is a co-founder of the Company. Mr. Smith holds a B.S. degree in Ecology and Evolutionary Biology from the University of Arizona and a M.B.A. degree from Northern Arizona University.

        Matthew R. McBrady, Director. Dr. McBrady has served as a director of the Company since January 2001. From August 1998 through January 2000, Dr. McBrady worked as an international economist for President Clinton’s Council of Economic Advisers and the United States Treasury Department. He began working as a financial and analytical consultant for Avenue A, Inc., an internet marketing company, in December 1997, and served as its vice president of analytics from June 1999 through October 1999. Dr. McBrady taught corporate finance and economics courses at Harvard University and the University of Southern California in 1997 and 1998. He taught advanced corporate finance at the University of Pennsylvania’s Wharton School of Business from September 2002 through May 2003. In 2003, Dr. McBrady joined the faculty of the University of Virginia’s Darden Graduate School of Business Administration where he teaches finance. Dr. McBrady holds a B.A. degree in Economics from Harvard University, a M.S. degree in International Economics from Oxford University (UK), and a Ph.D. degree in Business Economics from Harvard University.

        Kathleen C. Hanrahan, Chief Financial Officer. Ms. Hanrahan is the Company’s chief financial officer and chief operating officer serving in those positions since November 2000 and November 2003 respectively. Ms. Hanrahan first joined TASER in January 1996 as an internal controls consultant and became its controller in March 1996.

        Each officer serves at the discretion of our Board of Directors. No officer is subject to an agreement that requires the officer to serve the Company for a specified number of years although we have entered into employment related agreements with each of our officers. These agreements require notice of termination by the Company in certain situations that are described in further detail in this proxy statement under the heading “Executive Compensation — Employment Agreements and Other Arrangements”.

Meetings of the Board of Directors

        During the year ended December 31, 2003, the Board of Directors held four meetings. The Board also acted during 2003 by unanimous written consent in lieu of a meeting on three occasions, as permitted by Delaware law and the Company’s bylaws. Each director attended at least 75% of all Board and applicable Committee meetings during fiscal 2003, except for Mr. Kerik who was unable to attend two meetings due to his assignment by President Bush in Iraq.

Committees of the Board of Directors

        The Company maintains a standing Compensation Committee, Nominating Committee, and Audit Committee. Messrs. Culver and McBrady are members of the Compensation Committees; Messrs. Culver, Kroll and Kerik are the members of the Nominating Committee; and Messrs. Culver, Kroll and McBrady are the members of the Audit Committee,

        The Compensation Committee held two meetings during the year ended December 31, 2003. Among other matters, the Compensation Committee determines salaries and bonuses and considers employment agreements for elected officers of the Company, and prepares reports on these matters; considers, reviews and grants options under the Company’s compensation plans and administers the plans; and considers matters of director compensation, benefits and other forms of remuneration.

        The Nominating Committee is charged with, among other matters, identifying qualified candidates for nomination for election to the Board of Directors, obtaining the consent of the candidates to the nomination, and nominating such consenting candidates for election; and reviewing and making recommendations to the Board of Directors concerning the composition and size of the Board and its committees. The Nominating Committee held one meeting during the year ended December 31, 2003. Mr. Culver, Dr. Kroll and Mr. Kerik are independent under the applicable Nasdaq listing standards. The Nominating Committee will consider nominees recommended by stockholders provided such recommendations are made in accordance with procedures described in this Proxy Statement under “Stockholder Proposals.” When considering a potential director candidate, the Nominating Committee looks for demonstrated character, judgment, relevant business, functional and industry experience, and a high degree of acumen. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees. The charter of the Nominating Committee is attached as Appendix A to this proxy statement.

        Among other things, the function of the Audit Committee is to exercise its sole authority with respect to the selection of the Company’s independent auditors and the terms of their engagement; review the policies and procedures of the Company and management with respect to maintaining the Company’s books and records; review with the independent auditors, upon the completion of their audit, the results of the auditing engagement and any other recommendations the auditors may have with respect to the Company’s financial, accounting or auditing systems; and review with the independent auditors, upon the completion of their quarterly review of the Company’s financial statements, the results of the quarterly review and any other recommendations the auditors may have in connection with their review. The Audit Committee operates under a written charter which was adopted effective February 15, 2001. Dr. McBrady, Mr. Culver and Dr. Kroll are independent directors within the meaning of that term under applicable Securities and Exchange Commission rules. The Audit Committee held four meetings during the year ended December 31, 2003. The report of the Audit Committee for the year ended December 31, 2003 is included in this Proxy Statement.

Audit Committee Financial Expert

        Dr. Matthew R. McBrady, a director of the Company, is a financial expert serving on the Audit Committee within the meaning of that term under applicable rules promulgated by the Securities and Exchange Commission.

Director Independence

        The Board of Directors assesses director independence on an annual basis. In January 2004 the Board of Directors determined that Messrs. Culver, Kerik, McBrady and Kroll are all “independent directors” under the Rule 10A-3 of the Securities Exchange Act of 1934 and under applicable Nasdaq listing standards.

Shareholder Communications with Directors

        Stockholders may communicate with members of the Board of Directors by mail addressed to the Chairman, any other individual member of the Board, to the full Board, or to a particular committee of the Board. In each case, such correspondence should be sent to the Company’s headquarters at 7860 East McClain Drive, Scottsdale, AZ 85260.

        Directors are encouraged by the Company to attend the Annual Meeting of Stockholders if their schedules permit. All directors except for Mr. Kerik attended the 2003 Annual Meeting of Stockholders. All of the directors are expected to be in attendance at the 2004 Annual Meeting of Stockholders.

Code of Ethics

        The Company has adopted a Code of Ethics which is applicable to all employees, directors and consultants of the Company. A copy of the Company’s Code of Ethics is published and available on the Company’s website at www.TASER.com.

Family Relationships

        Mr. Thomas P. Smith and Mr. Patrick W. Smith are Dr. Phillips W. Smith’s sons. No other family relationships exist among the Company’s directors and executive officers.

COMPENSATION OF DIRECTORS

        Members of the Board of Directors who are officers of the Company are not separately compensated for serving on the Board of Directors. Directors who are not officers of the Company are paid $1,250 per quarter. Directors who serve on the audit committee are paid an additional $750 per quarter and the chairman of the audit committee is paid an additional $2,000 per quarter. Directors are also reimbursed for expenses incurred in connection with attendance at meetings. In January 2003, the Company granted Dr. Kroll a stock option to purchase 60,000 shares of its Common Stock at a price of $1.47 per share with vesting ratably at the end of each month for a 36-month period commencing on February 2003. In March 2003, the Company granted Dr. Kroll a stock option to purchase 15,000 shares of its Common Stock at a price of $1.29 per share with vesting ratably at the end of each month for a 36-month period commencing on March 2003. In April 2003, the Company granted Dr. McBrady and Mr. Culver each a stock option to purchase 45,000 shares of its Common Stock at a price of $1.52 per share with vesting ratably at the end of each month for a 36-month period commencing on April 2003. In January 2004, the Company granted Dr. Kroll, Dr. McBrady, Mr. Kerik and Mr. Culver each a stock option to purchase 9,000 shares of its Common Stock at a price of $28.86 per share with vesting ratably at the end of each month for a 12-month period commencing on January 2004. In addition, the Company is recommending that stockholders approve the adoption of the 2004 Outside Directors Stock Option Plan which provides for the automatic grant of options as more fully described under Proposal Three.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        It is the Company’s policy that all related party transactions will be reviewed by its Board of Directors and the audit committee. It is the policy of the Company’s Board of Directors that all proposed transactions by the Company with its directors, officers, five-percent stockholders and their affiliates be entered into or approved only if such transactions are on terms no less favorable to the Company than it could obtain from unaffiliated parties, are reasonably expected to benefit the Company and are approved by the audit committee. The audit committee is authorized to consult with independent legal counsel at the Company’s expense in determining whether to approve any such transaction.

REPORT OF THE AUDIT COMMITTEE

Board of Directors

TASER International, Inc.

        The Audit Committee of the Board of Directors was established pursuant to the Company’s Bylaws and the Board of Directors approved a revised Audit Committee Charter on May 1, 2003. A copy of this Charter is attached as Appendix B to this Proxy Statement. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter.

        The members of the Audit Committee are Messrs. Matthew R. McBrady (Chairman), Mark W. Kroll and Bruce R. Culver. Each member of the Audit Committee is independent in the judgment of the Company’s Board of Directors and as required by the rules of the Securities Exchange Commission and the listing standards of The Nasdaq Stock Market. Members of the Audit Committee are typically appointed at the annual meeting of the Board of Directors in May of each year.

        With respect to the year ended December 31, 2003, in addition to its other work, the Audit Committee:

•	Reviewed and discussed with the Company’s management and the independent auditors the audited financial statements of the Company as of December 31, 2003 and for the year then ended;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees); and

•	Received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the auditors the firm’s independence.

        Based upon the review and discussions summarized above, together with the Committee’s other deliberations, the Committee recommended to the Board of Directors that the audited financial statements of the Company, as of December 31, 2003 and for the year then ended, be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC. The Committee also appointed Deloitte & Touche, LLP as the independent auditors of the Company for the fiscal year ended December 31, 2004.

March 15, 2004

Matthew R. McBrady
Bruce R. Culver
Mark W. Kroll

EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid To Certain Executive Officers

        The following table sets forth information regarding compensation optioned to, earned by, or paid to the Company’s Chief Executive Officer and to the Company’s President for all services rendered to the Company during 2003, 2002 and 2001. The following table also sets forth the same information for the Company’s Chief Financial Officer for 2003, the first year her compensation exceeded $100,000. The Company has no other executive officers.

Summary Compensation Table

				Long Term
				Compensation
	Annual Compensation
				Securities
	Fiscal			Underlying Options
Name and Principal Position	Year	Salary	Bonus	(#)

Patrick W. Smith	2003	$165,386	—	69,000
Chief Executive Officer	2002	$107,974	—	126,000
	2001	$96,252	—	180,000
Thomas P. Smith	2003	$169,982	—	69,000
President	2002	$107,904	—	126,000
	2001	$87,688	—	225,000
Kathleen C. Hanrahan	2003	$161,272	$10,000	60,600
Chief Financial Officer

Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding options granted in 2003 to the Company’s Chief Executive Officer, President and Chief Financial Officer:

			Individual Grants
	Number of
	Securities		% of Total Options
	Underlying Options		Granted to	Exercise or Base
Name	Granted		Employees in 2003	Price ($/Sh)	Expiration Date

Patrick W. Smith	63,000	(1)	8.2%	$1.42	3/4/2008
	6,000	(2)	0.8%	9.62	9/30/2013
Thomas P. Smith	63,000	(1)	8.2%	1.29	3/4/2013
	6,000	(2)	0.8%	9.62	9/30/2013
Kathleen C. Hanrahan	54,600	(1)	7.1%	1.29	3/4/2013
	6,000	(2)	0.8%	9.62	9/30/2013

(1)	The options vest ratably at the end of each month for a 36-month period beginning March 2003, subject to the executive’s continuing performance of services as an employee for the Company.

(2)	The options vest in the event that the Company achieves basic net income equal to or greater than $1.00 per share for 2003 or after five years, whichever occurs first. These options vested 100% in February 2004 since this condition was met.

Aggregate Option Exercises In Last Fiscal Year and Fiscal Year End Option Values

        The following table sets forth certain information regarding options exercised by the Company’s Chief Executive Officer, President and Chief Financial Officer during 2003 and the number and value of unexercised options held by the Company’s Chief Executive Officer, President and Chief Financial Officer on December 31, 2003.

			Number of Securities		Value of Unexercised In-the-
			Underlying Options at Fiscal		Money Options at Fiscal
	Shares		Year End(#)		Year End($)(1)
	Acquired On	Value
Name	Exercise(#)	Received($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Patrick W. Smith	6,000	$160,400	208,750	160,250	$4,991,869	$3,835,222
Thomas P. Smith	30,000	$460,900	228,750	161,250	$5,490,937	$3,859,318
Kathleen C. Hanrahan	139,533	$1,789,940	46,827	123,440	$1,072,175	$2,972,790

(1)	Based on the closing price on The Nasdaq Stock Market of the Common Stock of the Company on December 31, 2003 of $27.46. Values indicated reflect the difference between the exercise price of the exercisable and unexercisable options and the closing price of the Company’s common stock on December 31, 2003.

Employment Agreements and Other Arrangements

        In July 1998, the Company entered into employment agreements with Patrick W. Smith, Thomas P. Smith and Kathleen C. Hanrahan pursuant to which they agreed to serve as its Chief Executive Officer, President and Chief Accounting/ Financial Officer, respectively. The agreements were for an initial three-year term ended June 30, 2001, and were automatically renewed for a two-year term on such date and were automatically renewed for a two year term on June 30, 2003 and such agreement will be automatically renewed every two years thereafter unless the Company gives the officer who is a party to such agreement a one-year prior notice of termination, if the termination is without cause. The agreements provided for an annual base compensation amount, which may be increased based on performance. In May 2003, the Company increased Messrs. Patrick and Thomas Smith’s annual base compensation to $200,000 and increased Ms. Hanrahan’s annual base compensation to $180,000. The Company may terminate these agreements with or without cause. Should it terminate the agreements without cause, upon a change of control or upon their death or disability, the Company’s Chief Executive Officer, President and/or Chief Financial Officer is entitled to compensation equal to 12 months of salary in the event of termination without cause, 24 months of salary in the event of a change of control and 18 months of salary in the event of death or disability.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

        The following table sets forth information, as of March 15, 2004, with respect to beneficial ownership of the Company’s Common Stock (the only class of shares of outstanding voting securities of the Company) by each director or nominee for director, by each named executive officer, by all directors and officers as a group, and by each person who is known to the Company to be the beneficial owner of more than five percent of the Company’s outstanding Common Stock.

        As of such date, there were 13,999,507 shares of Common Stock outstanding. The Company believes that, except as otherwise described below, each named beneficial owner has sole voting and investment power with respect to the shares listed.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class(1)

Bruce R. Culver(2)(3)	477,836	3.3%
Patrick W. Smith(2)(3)	793,052	5.4%
Phillips W. Smith(2)(3)(4)	395,770	2.7%
Thomas P. Smith(2)(3)	491,522	3.4%
Bernard B Kerik(2)	36,500	*
Matthew R. McBrady(2)	17,333	*
Mark W. Kroll(2)	15,250	*
Kathleen C. Hanrahan(2)(3)	32,869	*
Sprott Asset Management, Inc(5)	1,292,490	10.8%
Suite 3450, South Tower, Royal Bank Plaza PO Box 63, Toronto, Ontario M5J 2J2, Canada
All directors and executive officers as a group (8 persons)(3)	2,260,132	15.5%

*	less than 1%

(1)	Calculated based on number of outstanding shares as of March 15, 2004 which is 13,999,507 plus the total number of shares which the reporting person has the right to acquire within 60 days following March 15, 2004.

(2)	The address of such person is c/o 7860 East McClain Drive, Suite 2, Scottsdale, Arizona 85260.

(3)	The shares shown as beneficially owned include 107,182 shares for Bruce R. Culver, 183,250 shares for Patrick W. Smith, 75,433 shares for Phillips W. Smith, 189,250 shares for Thomas P. Smith, 36,500 shares for Bernard B. Kerik, 17,333 shares for Matthew R. McBrady, 15,250 shares for Mark W. Kroll, 32,869 shares for Kathleen C. Hanrahan, and 657,067 shares for the group, which such persons and the group have the right to acquire by exercise of stock options or warrants within 60 days following March 15, 2004.

(4)	The shares beneficially owned by Phillips W. Smith include 320,337 shares held of record by the Phillips W. Smith Family Trust.

(5)	The shares beneficially owned by Sprott Asset Management, Inc. includes 26,514 shares for which it has shared voting power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10 percent beneficial owners are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on a review of the copies of such reports furnished to the Company and written representations from reporting persons that no other reports were required, to the Company’s knowledge, such persons complied with all of the Section 16(a) filing requirements applicable to them with respect to 2003, except that a Form 4 was filed late for one transaction each for Mr. Kerik, Patrick W. Smith, Thomas P. Smith, and Ms. Hanrahan.

PROPOSAL TWO
APPROVAL OF THE 2004 STOCK OPTION PLAN

        On January 30, 2004, the Board of Directors approved the 2004 Stock Option Plan. The Board has proposed the approval of the plan for a vote by our stockholders and the plan will not become effective until it is approved by the Company’s stockholders in accordance with applicable Nasdaq rules. The following is a summary of the material terms of the 2004 Stock Option Plan. Because this is a summary it does not contain all of the provisions of the plan that may be of importance to you. A copy of the 2004 Stock Option Plan is attached to this Proxy Statement as Appendix C. The Company has reserved 1,500,000 shares of common stock for issuance under the 2004 Stock Option Plan, subject to stockholder approval. The Company’s Chief Executive Officer, President and Chief Financial Officer have an interest in this proposal as they may receive options under the 2004 Stock Option Plan.

General

        The 2004 Stock Option Plan provides for the grant of incentive stock options and nonqualified stock options to employees and consultants of the Company. Incentive stock options granted under the 2004 Stock Option Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified stock options granted under the 2004 Stock Option Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of options granted under the plan. No grants have been made under the plan as of the date of this Proxy Statement.

Purpose

        The purpose of the Plan is to advance the interests of the Company and its stockholders by enhancing the Company’s ability to attract and retain qualified persons to perform services for the Company, by providing incentives to such persons to put forth maximum efforts for the Company and by rewarding persons who contribute to the achievement of the Company’s economic objectives. The Plan seeks to achieve this purpose by providing for Options which may constitute Incentive Stock Options or Nonqualified Stock Options.

Administration

        The Board of Directors administers the 2004 Stock Option Plan. Subject to the provisions of the 2004 Stock Option Plan, the Board of Directors has the power to construe and interpret the 2004 Stock Option Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of common stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may become vested and be exercised, the exercise price, the type of consideration allowable as payment and other terms of the option. The Board of Directors may delegate administration of the 2004 Stock Option Plan to a committee composed of not fewer than two members of the Board. The committee will consist of at least two or more outside directors, as that term is defined in Section 162(m) of the Code and the regulations thereunder, who are also non-employee directors, as that term is defined in Rule 16b-3 of the Exchange Act. As used in this discussion of the 2004 Stock Option Plan, the Board refers to any committee of the Board so appointed as well as to the Board itself.

Stock Subject to Options

        A total of 1,500,000 shares of common stock is reserved for issuance under the 2004 Stock Option Plan, subject to stockholder approval. If options granted under the 2004 Stock Option Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to those options again become available for issuance under the 2004 Stock Option Plan.

Eligibility

        All of the employees and consultants of the Company are eligible to participate in the 2004 Stock Option Plan, with options made at the discretion of the Board of Directors, which would administer the 2004 Stock Option Plan. As of March 15, 2004, approximately 153 of the Company’s employees and consultants are eligible to participate in the 2004 Stock Option Plan. Only employees are eligible to receive incentive stock options. The 2004 Stock Option Plan limits the value of incentive stock options that may be granted to a person during any calendar year under the 2004 Stock Option Plan, consistent with the requirements of the Code applicable to incentive stock options. In addition, options granted in connection with promotions or other incentives related to performance of the employee under the 2004 Stock Option Plan are subject to limitations imposed by Section 162(m) of the Code.

Exercise of Stock Options

        The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. The exercise price of options granted must be paid either (i) in cash at the time the option is exercised; (ii) by delivery of other common stock of the Company, or (iii) from the proceeds of a sale through a broker of shares to which the exercise relates. Options may become exercisable (vest) in cumulative increments as determined by the Board. Typically, the outstanding options vest over periods ranging from one to three years from the date of grant during the participant’s employment by, or service as a consultant to the Company, although different vesting schedules are permitted. The Board has the power to accelerate the time during which an option may vest or be exercised. The maximum term of an option is 10 years. Unless otherwise stated in an option agreement, vested options will remain exercisable for 90 days after the participant terminates service with the Company or one of its subsidiaries.

Withholding

        To the extent permitted by the Board, a participant may satisfy any federal, state or local tax withholding obligation relating to the receipt of shares under an option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock or by a combination of these means.

Restrictions on Transfer

        A participant may not transfer a stock option other than by will or by the laws of descent and distribution. During the lifetime of a participant, only the named participant may exercise a stock option.

Adjustment Provisions

        If the Company is party to a transaction such as a merger, consolidation, reorganization, combination of shares, recapitalization or other change in the capital structure of the Company, partial or complete liquidation, stock dividend, issuance of a warrant or writ, stock split, or any other corporate transaction or event having an effect similar to any of the foregoing, the Board of Directors will adjust the kind and number of shares of common stock subject to the 2004 Stock Option Plan, and outstanding options will be adjusted as to the kind, number of shares and price per share of common stock subject to those options.

Change of Control

        In the event of a Change of Control of the Company as defined in the Plan, the Board may determine that all outstanding stock options shall become immediately exercisable in full.

Duration and Amendment

        The Board may suspend or terminate the 2004 Stock Option Plan without stockholder approval or ratification at any time or from time to time. The 2004 Stock Option Plan will continue in effect as long as any options under it are outstanding; provided, however, that, to the extent required by the Code, no incentive stock options may be granted under the 2004 Stock Option Plan on a date that is more than 10 years from the later of the date the 2004 Stock Option Plan is adopted or the date the 2004 Stock Option Plan is approved by the stockholders. The Board may also amend the 2004 Stock Option Plan at any time or from time to time. However, the Company will seek stockholder approval for any amendment to the Plan to the extent required by applicable law or Nasdaq Rules or any other exchange on which the Company’s securities are then listed.

Federal Income Tax Information

        The following is a brief summary of the federal income tax consequences of certain transactions under the 2004 Stock Option Plan based on federal income tax laws in effect on January 1, 2004. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Additional or different federal income tax consequences to the employee or the Company may result depending upon other considerations not described below.

Incentive Stock Options

        Incentive stock options under the 2004 Stock Option Plan are intended to be eligible for the favorable federal income tax treatment accorded incentive stock options under the Code. The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2004 Stock Option Plan and all other such plans of the Company and its affiliates) may not exceed $100,000. There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any. If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a sale of such stock will be a long-term capital gain or loss. Generally, if the participant sells the stock before the expiration of either of these holding periods (a disqualifying disposition), then at the time of sale the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stocks fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonqualified Stock Options

        Nonqualified stock options granted under the 2004 Stock Option Plan generally have the following federal income tax consequences: There are no tax consequences to the participant or the Company by reason of the grant of a nonqualified stock option. Upon exercise of the option, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the exercise price. With respect to employees, the Company generally is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon a sale of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the stock option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Different rules may apply to participants who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions

        Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent that the compensation paid to such covered employee exceeds $1 million. It is possible that compensation attributable to options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified performance-based compensation, are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of outside directors and either (i) the plan contains a per-employee limitation on the number of shares for which such options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. Options to purchase restricted stock will qualify as performance-based compensation under the Treasury Regulations only if (i) the option is granted by a compensation committee comprised solely of outside directors, (ii) the option is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the option that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the option, stockholders have approved the material terms of the option (including the class of employees eligible for such option, the business criteria on which the performance goal is based, and the maximum amount or formula used to calculate the amount payable upon attainment of the performance goal).

New Plan Benefits Table

        Because benefits under the 2004 Stock Option Plan will depend upon the administrator’s actions and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2004 Stock Option Plan is approved by stockholders.

Recommendation of the Board

        The vote of a majority of the shares cast at the Annual Meeting is required to approve the 2004 Stock Option Plan. The Board unanimously recommends that the stockholders vote “FOR” Proposal Two.

PROPOSAL THREE
APPROVAL OF THE 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN

        On January 30, 2004, the Board of Directors approved the 2004 Outside Directors Stock Option Plan. The Board has proposed the approval of the plan for a vote by our stockholders and the plan will not become effective until it is approved by the Company’s stockholders in accordance with applicable Nasdaq rules. The following is a summary of the material terms of the 2004 Outside Directors Stock Option Plan. Because this is a summary it does not contain all of the provisions of the plan that may be of importance to you. A copy of the 2004 Outside Directors Stock Option Plan is attached to this Proxy Statement as Appendix D. Subject to stockholder approval, the Company has reserved 200,000 shares of common stock for issuance under the 2004 Outside Directors Stock Option Plan. The Company’s non-employee directors have an interest in this proposal as they may receive options under the 2004 Outside Directors Stock Option Plan.

General

        The 2004 Outside Directors Stock Option Plan provides for the grant of nonqualified stock options to Outside Directors of the Company. Nonqualified stock options granted under the 2004 Outside Directors Stock Option Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of options granted under the plan. No grants have been made under the plan as of the date of this Proxy Statement.

Purpose

        The 2004 Outside Directors Stock Option Plan is intended to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

Administration

        All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and are made strictly in accordance with the provisions of the Plan. No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

Stock Subject to Options

        A total of 200,000 shares of common stock is reserved for issuance under the 2004 Outside Directors Stock Option Plan. If options granted under the 2004 Outside Directors Stock Option Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to those options again become available for issuance under the 2004 Outside Directors Stock Option Plan.

Eligibility

        All of the Outside Directors of the Company are eligible to participate in the 2004 Outside Directors Stock Option Plan. Outside Directors are defined as a director who is not an employee and is not a partner nor member of any institutional investor who owns more than 5% or more of the total voting power of the Company. The Company currently has four directors who would qualify as Outside Directors under the 2004 Outside Directors Stock Option Plan.

Stock Option Grants

        Each new Outside Director shall be automatically granted a First Option to purchase 15,000 Shares on the date on which the later of the following events occurs: the effective date of the Plan, or the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy. The First Option shall become exercisable as to  1/4th of the Shares subject to the First Option on the day before the annual meeting of stockholders of each year or, if no such meeting is held, on each anniversary of the date of grant, provided that the Optionee continues to serve as a Director on such dates.

        Each Outside Director shall be automatically granted a Subsequent Option to purchase 6,000 Shares on the date of the annual meeting of stockholders of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months. The Subsequent Option shall become exercisable as to  1/3 of the Shares subject to the Subsequent Option on the day before the annual meeting of stockholders of each year or, if no such meeting is held, on each anniversary of the date of grant, provided that the Optionee continues to serve as a Director on such dates.

        The maximum term of options is 10 years. The Options granted under this Plan shall be exercisable only while the Outside Director remains a Director of the Company, except that vested options will remain exercisable for 90 days after the participant terminates service with the Company.

Restrictions on Transfer

        A participant may not transfer a stock option other than by will or by the laws of descent and distribution. During the lifetime of a participant, only the named participant may exercise a stock option.

Adjustment Provisions

        In the Company is party to a transaction such as a merger, consolidation, reorganization, combination of shares, recapitalization or other change in the capital structure of the Company, partial or complete liquidation, stock dividend, stock split, or any other corporate transaction or event having an effect similar to any of the foregoing, the Board of Directors will adjust the kind and number of shares of common stock subject to the 2004 Outside Directors Stock Option Plan, and outstanding options will be adjusted as to the kind, number of shares and price per share of common stock subject to those options.

        Change of Control

        In the event of a merger or sale of substantially all of the assets of the Company, the outstanding stock options issued to a director under the 2004 Outside Directors Stock Option Plan will become exercisable immediately if an outstanding option is not assumed or substituted or if the director is no longer a director of the Company or successor corporation.

Duration and Amendment

        The Board may suspend or terminate the 2004 Outside Directors Stock Option Plan without stockholder approval or ratification at any time or from time to time. The 2004 Outside Directors Stock Option Plan will continue in effect for a term of ten years. The Board may submit amendments to the stockholders for their approval.

Federal Income Tax Information

        The following is a brief summary of the federal income tax consequences of certain transactions under the 2004 Outside Directors Stock Option Plan based on federal income tax laws in effect on January 1, 2004. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Additional or different federal income tax consequences to the employee or the Company may result depending upon other considerations not described below.

Nonqualified Stock Options

        Nonqualified stock options granted under the 2004 Outside Directors Stock Option Plan generally have the following federal income tax consequences: There are no tax consequences to the participant or the Company by reason of the grant of a nonqualified stock option. Upon exercise of the option, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stocks fair market value on the acquisition date over the exercise price. Upon a sale of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the stock option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Different rules may apply to participants who are subject to Section 16(b) of the Exchange Act.

New Plan Benefits Table

	Number of Options	Average Per Share
Name and Position	Granted	Exercise Price

Outside Director Group (4 persons)	6,000 shares per year	Undeterminable at this time. Depends on the value of the Company’s on future dates.

Equity Compensation Plan Information

        The following table provides details of our equity compensation plans at December 31, 2003:

		Number of Securities to be
	Number of Securities	Issued Upon Exercise of	Weighted Average	Number of Securities
	Authorized for Issuance	Outstanding Options,	Exercise Price of	Remaining Available
Plan Category Securities	Under the Plan	Warrants or Rights	Outstanding Options	for Future Issuance

Equity compensation plans approved by security holders	1,379,375	856,984 (1)	$10.96	192,196
Equity compensation plans not approved by security holders			$0.00	0
Total	1,379,375	856,984	$10.96	192,196

(1)	This amount excludes 330,195 options exercised as of December 31, 2003. 245,141 were exercised in 2003 and 85,054 were exercised 2002.

Recommendation of the Board

        The vote of a majority of the shares cast at the Annual Meeting is required to approve the 2004 Outside Directors Stock Option Plan. The Board unanimously recommends that the stockholders vote “FOR” Proposal Three.

PROPOSAL FOUR:

RATIFICATION OF APPOINTMENT OF AUDITORS

        The Audit Committee has appointed Deloitte & Touche LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2004. Deloitte & Touche LLP has acted as independent public accountants for the Company since 2002. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

        Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2004 year.

        The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the 2004 year.

Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2003 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the second and third quarters of that fiscal year were $91,000. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the second and third quarters of that fiscal year were $78,600.

Audit Related Fees

        Deloitte & Touche LLP did not bill any fees for the fiscal years ended December 31, 2003 or December 31, 2002 for services to the Company for audit related fees.

Tax Fees

        The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company for tax fees for the fiscal year ended December 31, 2003 were $21,250 and for the fiscal year ended December 31, 2002 were $26,450.

All Other Fees

        The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under “Audit Fees”, “Audit Related Fees”, and “Tax Fees” for the fiscal year ended December 31, 2003 were $1,000 and for the fiscal year ended December 31, 2002 were $0.

        The Audit Committee has considered whether the provision by Deloitte & Touche LLP of non-audit services is compatible with Deloitte & Touche maintaining its independence.

Audit Committee Pre-Approval Procedures for Independent Auditor-Provided Services

        The Audit Committee of the Board of Directors, has not adopted formal pre-approval policies, but has the sole authority to engage the Company’s outside auditing and tax preparation firms and must approve all tax consulting and auditing arrangements with the independent accounting firms prior to the performance of any service. Approval for such services are evaluated during the Audit Committee meetings and must be documented by signature of an Audit Committee member on the engagement letter of the independent accounting firm.

OTHER BUSINESS

        Management knows of no other matters that will be presented for action at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented for action at the meeting.

STOCKHOLDER PROPOSALS

        To be eligible for inclusion in the Company’s proxy materials for the 2005 Annual Meeting of stockholders, a proposal intended to be presented by a stockholder for action at that meeting must, in addition to complying with the stockholder eligibility and other requirements of the SEC’s rules governing such proposals, be received not later than November 30, 2004 by the Secretary of the Company at the Company’s principal executive offices, 7860 East McClain Drive, Suite 2, Scottsdale, Arizona 85260.

        Stockholders may bring business before an annual meeting only if the stockholder proceeds in compliance with the Company’s Bylaws, as amended. For business to be properly brought before the 2004 Annual Meeting by a stockholder, notice of the proposed business must be given to the Secretary of the Company in writing on or before the close of business on April 8, 2004.

        The notice to the Company’s Secretary must set forth as to each matter that the stockholder proposes to bring before the meeting: (a) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the annual meeting; (b) the stockholder’s name and address as they appear on the records of the Company, business address and telephone number, residence address and telephone number, and the class and number of shares of each class of stock of the Company directly or beneficially owned by the stockholder; (c) any interest of the stockholder in the proposed business; (d) the name or names of each person nominated by the stockholder to be elected or re-elected as a director, if any; and (e) with respect to any such nominee, the nominee’s name, business address and telephone number, residence address and telephone number, the class and number of shares of each class of stock of the Company, if any, directly or beneficially owned by the nominee, all information relating to the nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, under Regulation 14A of the Securities Exchange Act of 1934, as amended, or successor regulation, and a letter signed by the nominee stating the nominee’s acceptance of the nomination, the nominee’s intention to serve as a director if elected and consenting to being named as a nominee for director in any proxy statement relating to such election.

        The presiding officer at any annual meeting shall determine whether any matter was properly brought before the meeting in accordance with the above provisions. If the presiding officer should determine that any matter has not been properly brought before the meeting, he or she will so declare at the meeting and any such matter will not be considered or acted upon.

        A copy of the Company’s 2003 Annual Report on Form 10-KSB will be available to stockholders without charge upon request to: Investor Relations, TASER International, Inc., 7860 East McClain Drive, Suite 2, Scottsdale, Arizona 85260.

By Order of the Board of Directors,

/s/ DOUGLAS E. KLINT

Douglas E. Klint

Corporate Secretary
March 29, 2004

Appendix A to TASER Proxy Statement

TASER INTERNATIONAL, INC.

NOMINATING COMMITTEE CHARTER

(Adopted by the Board of Directors on March 12, 2004)

Purpose

        The Nominating Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of TASER International, Inc. (the “Company”) (1) to assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and (3) to recommend to the Board, on an annual basis, director nominees for each Board committee.

Committee Membership

        The Committee shall consist of no fewer than three members, each of whom shall be a director of the Company. Each member of the Committee shall meet the listing standards of the Nasdaq Stock Market relating to independence and all other applicable legal requirements. The Committee will also consider the absence or presence of material relationships with the Company which might impact independence. Members shall be appointed and removed by the Board. A majority of the members of the Committee shall constitute a quorum.

Committee Authority and Responsibilities

        The Committee shall have the responsibility to develop and recommend criteria for the selection of new directors to the Board, including, but not limited to diversity, age, skills, experience, time availability (including the number of other boards he or she sits on in the context of the needs of the Board and the Company) and such other criteria as the Committee shall determine to be relevant at the time. The Committee shall have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by the Company’s listing agreement with the Nasdaq Stock Market and all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

        When vacancies occur or otherwise at the direction of the Board, the Committee shall actively seek individuals whom the Committee determines meet such criteria and standards for recommendation to the Board.

        The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms, at the company’s expense.

        The Committee shall oversee an annual evaluation of the Board and management. In connection with the annual evaluation of the Board, the Committee will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance. The assessment of the Board’s performance will be discussed with the Board at the Board meeting held during either the Fourth Quarter or First Quarter of each year.

        The Committee shall recommend to the Board, on an annual basis, nominees for election as directors for the next annual meeting of shareholders.

        The Committee shall recommend to the Board the nominees for appointment to Committees of the Board on at least an annual basis.

        The Committee may form and delegate authority to subcommittees or members when appropriate.

        The Committee shall make a report to the Board on succession planning and shall make other reports to the Board when the Committee deems it appropriate or upon request of the Board.

        The Committee shall annually review its own performance.

A-1

        The Committee, and each member of the Committee in his or her capacities as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company, whom such member believes to be reliable and competent in the matters presented, (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

        Minutes of each meeting will be compiled by the Company’s Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, or any other person designated by the Committee.

A-2

Appendix B to TASER Proxy Statement

TASER INTERNATIONAL, INC.

AUDIT COMMITTEE CHARTER

(Adopted effective February 2001 and amended May 1, 2003)

        The Board of Directors of TASER International, Inc. (the “Company”) shall annually appoint from its members an Audit Committee. This Charter of the Audit Committee supplements the provisions of Section 3.06 of the Company’s Bylaws and further defines the role, authority and responsibility of the Audit Committee. The Audit Committee will assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities regarding (i) the integrity of the Company’s financial statements, (ii) the Company’s process for financial reporting and monitoring compliance with laws and regulations, (iii) the independent accountant’s qualifications and independence; (iv) the performance of the Company’s internal audit function and independent accountant; (v) the Company’s internal control system; and (vi) the Company’s ethics policy.

Number of Members and Appointment

        The Audit Committee shall be composed of at least two members of the Board of Directors. Members of the Committee shall be appointed annually by the Board of Directors. Vacancies shall be filled by the Board of Directors.

Qualifications of Members

        All Audit Committee members shall meet the independence, experience and expertise requirements of Nasdaq, the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Commission. Each member of the Audit Committee shall be a Director who, in the judgment of the Board of Directors, is financially literate and possesses the ability to read and understand the fundamental financial statements of the Company and its subsidiaries, including balance sheets, income statements and cash flow statements. At least one member of the Audit Committee shall, in the judgment of the Board of Directors, have accounting or related financial management expertise, which may include employment experience in finance or accounting, certification in accounting or any other comparable experience, including being, or having been, a chief executive officer or other senior officer of a company with financial oversight responsibilities. The Company will disclose in its periodic reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act whether or not (and if not, why not) the Audit Committee is comprised of at least one member who is a “financial expert” as defined by the rules of the Commission. No member of the Audit Committee will receive compensation from the Company other than Director’s fees. The Audit Committee will meet at least four times per year. The Board of Directors shall designate one of the Committee members as chairperson.

Independence of Members

        Members of the Audit Committee shall be free from any relationship to the Company or its subsidiaries that, in the judgment of the Board of Directors, may interfere with the exercise of their independence from management of the Company. No member of the Audit Committee shall be an affiliate of the Company or an officer or employee of the Company or any of its subsidiaries. Appointments to the Audit Committee shall be consistent with standards for determining independence promulgated by the Securities and Exchange Commission and the Nasdaq Stock Market, or such other national securities market as shall be the principal market for trading of the Company’s securities.

Meetings, Quorum, Informal Actions, Minutes

        The Audit Committee shall meet on a regular basis. Special meetings may be called by the Chairman of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum. Concurrence of a majority of the quorum (or, in case a quorum at the time consists of two members of the Committee, both members present) shall be required to take formal action of the Audit Committee. Written minutes shall be kept for all formal meetings of the Committee. As permitted by section 141 of the Delaware General Corporation Law, the Audit Committee may act by unanimous written consent, and may conduct meetings via conference telephone or similar communication equipment. Members of the Audit Committee may meet informally with officers or employees of the

Company and its subsidiaries and with the Company’s independent auditors, and may conduct informal inquiries and studies without the necessity of holding a formal meeting. The Company officers who are required by law to certify the Company’s annual or quarterly reports will disclose to the Audit Committee and to the independent accountants the information that is required to be disclosed to them by Section 302 of the Sarbanes-Oxley Act of 2002. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee will meet with management, the internal auditors and the independent accountant in separate executive sessions at least quarterly and will make regular reports to the Board. Management will be asked to report whether significant findings and recommendations made by the internal auditors and the independent accountant have been addressed in a timely manner. Annually, the performance of the Audit Committee and the Audit Committee Charter will be reviewed by the members.

Responsibilities

Internal Control

        The Audit Committee will ensure that all employees are aware of the Company’s internal control policies and procedures. Further, the Audit Committee will review and discuss with management the implementation of internal control recommendations made by the internal auditors and the independent accountant. Additionally, the Audit Committee will periodically review with management the status of major information technology plans and their potential effect on the internal control environment.

I.     Financial Reporting

        The Audit Committee will review and discuss with management and the independent accountant the Company’s accounting policies which may be viewed as critical, and review and discuss any significant changes. Significant accounting and reporting developments, including recent professional and regulatory pronouncements, as well as off-balance sheet structures, and their impact on the Company’s financial statements will be reviewed and understood. The Audit Committee will meet with management and the independent accountant to review and discuss the audited financial statements and the results of the audit. It will be determined whether the audited financial statements are complete and consistent with respect to information known to Audit Committee members, and based upon appropriate accounting principles. Further, the Committee will review the MD&A section of the annual report before its release and consider whether the information is adequate and consistent with Committee members’ knowledge about the Company and its operations. Based on the review and discussions with management and the independent accountant, the Audit Committee will recommend to the Board of Directors whether the audited financial statements are appropriate for inclusion in the Company’s Annual Report on Form 10-K. The Audit Committee will meet with management and the independent accountant to review the quarterly operating results, discuss the results against the prior year, discuss any significant variances from the financial plan and discuss the results of the independent accountant’s review of the quarterly financial statements prior to the public release of the results and the filing of the Company’s Form 10-Q, including the results of the independent accountant’s review of the quarterly financial statements. The Audit Committee will discuss with management and the independent accountant significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements. The Audit Committee will discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and hold general discussion on financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee will discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

     Compliance with Company Ethics Policy and Complaint Procedures

        The Audit Committee will ensure that an ethics policy is formalized in writing and that management takes the necessary actions to disseminate the information and educate all employees. The program for monitoring compliance and updates from management regarding the annual ethics certification and training processes will be reviewed periodically. The Audit Committee will establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding internal accounting controls, questionable accounting or auditing matters.

Compliance Oversight

        The Audit Committee will review and advise the Board with respect to the effectiveness of the Company’s system for monitoring compliance with laws and regulations and with the Company’s Ethics Policy and will periodically obtain any required reports and assurances from the independent accountant, management and the internal auditor

Internal Audit

        The internal auditors’ proposed audit schedule and plans will be approved annually. Internal audit activities and organizational structure of the internal audit function will be reviewed regularly.

Independent Auditors

        The Company’s independent auditors are ultimately accountable to the Board of Directors and the Audit Committee. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent auditors. The Audit Committee shall, from time to time, review and make recommendations to the Board of Directors with respect to the engagement or discharge of the independent auditors and the terms of their engagement. The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by the independent accountant in accordance with Section 10A(i) of the Exchange Act. Approvals of a non-audit service to be performed by the independent accountant shall be disclosed as promptly as practicable in the Company’s quarterly or annual reports required by Section 13(a) of the Exchange Act. In carrying out its duties under the preceding paragraph, if the Audit Committee approves an audit service within the scope of engagement of the auditor, such audit service shall be deemed to have been preapproved for purposes of this paragraph. At least annually, the Audit Committee will obtain and review a report by the independent accountant describing (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditor, (c) any steps taken to deal with any such issues and (d) all relationships between the independent accountant and the Company. The Board of Directors may, in its discretion, determine to submit to stockholders for approval or ratification the appointment of the Company’s independent auditors. The Audit Committee shall oversee the independence and performance of the Company’s independent auditors. The Committee shall ensure that the independent auditors periodically submit to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company and shall engage in an active dialogue with the auditors with respect to any disclosed relationships or services that may impact the auditor’s independence or objectivity. The Audit Committee shall make recommendations to the Board of Directors for appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence. The Audit Committee will evaluate the qualifications, performance and independence of the independent accountant, including considering whether the auditor’s quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. In making its evaluation, the Audit Committee shall take into account the opinions of management and the internal auditor. The Audit Committee’s evaluation will include a review of the experience, qualifications and performance of the senior members of the independent accountant team, including the lead partner of the independent accountant. The Audit Committee will oversee the rotation of the lead (or coordinating) audit partner as required by law and will consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself. The Audit Committee will present its conclusions regarding the independent accountant to the Board of Directors, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent accountant. The Audit Committee will recommend to the Board policies for the

Company’s hiring of employees or former employees of the independent accountant who participated in any capacity in the audit of the Company, particularly in light of the prohibition on employment outlined in Section 10A(l) of the Exchange Act. The Audit Committee will require the independent accountant to communicate whether or not it is aware of any reportable illegal acts.

        The Audit Committee will discuss with the independent accountant matters related to the conduct of the audit as required in Statement on Auditing Standards No. 61. In particular, the Audit Committee will discuss:

(a) the adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent accountant, internal auditors or management;

(b) the management letter provided by the independent accountant and the Company’s response to that letter; and

(c) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

        The Audit Committee shall annually prepare and submit, for inclusion in management’s proxy statement to stockholders in connection with the Company’s annual meeting of stockholders, a report in conformity with Item 306 of Securities and Exchange Commission Regulation S-B. Without limiting the generality of the foregoing, the Audit Committee shall:

•	Review the scope of proposed audits to be performed with respect to the Company’s financial statements in the context of the Company’s particular characteristics and requirements.

•	Review with the independent auditors the results of the auditing engagement and any recommendations the auditors may have with respect to the Company’s financial, accounting or auditing systems.

•	Require a letter from the independent auditors concerning significant weaknesses or breaches of internal controls encountered during the course of the audit.

•	Inquire of management and the independent auditors whether any significant financial reporting issues were discussed during the course of the audit and, if so, how they were resolved.

•	Review with management and the independent auditors changes in accounting standards or rules proposed by Financial Accounting Standards Board or the Securities and Exchange Commission that may effect the Company’s financial statements.

•	Request an explanation from management and the independent auditors concerning the effects of significant changes in accounting practices or policies.

•	Inquire about significant contingencies or estimates that may affect the Company’s financial statements and the basis for the Company’s presentation of such matters.

•	Review the adequacy of the internal financial and operational controls of the Company with staff performing internal auditing functions and with the independent auditors.

•	At least annually, meet privately with the independent auditors in executive session to, among other matters, help evaluate the Company’s internal financial accounting and reporting staff and procedures.

•	Receive and review a draft of the financial section of the Company’s annual report to stockholders and the financial section of the Company’s quarterly reports on Form 10-Q, with accompanying notes, and Management’s Discussion and Analysis.

•	Report the Committee’s activities to the full Board of Directors on a regular basis.

•	Review and assess the adequacy of this Charter on an annual basis.

Committee Resources

        The Company will provide the Audit Committee with the appropriate funding to exercise its authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Audit Committee is authorized to employ the services of such counsel, consultants, experts and personnel, including persons already employed or engaged by the Company, as the Committee may deem reasonably necessary to enable it to fully perform its duties and fulfill its responsibilities.

Appendix C to TASER Proxy Statement

TASER INTERNATIONAL, INC.

2004 STOCK OPTION PLAN

(Approved by the Board of Directors on January 30, 2004 and
subject to Stockholder Approval at the 2004 Annual Meeting)

Section 1.     INTRODUCTION

        Taser International, Inc. has adopted this 2004 Stock Option Plan providing for the grant of stock options to certain eligible individuals who have or will render services to the Company. This Plan has been approved by the Board of Directors of the Company effective January 30, 2004 and is subject to Stockholder approval at the 2004 Annual Meeting.

        The purpose of the Plan is to advance the interests of the Company and its stockholders by enhancing the Company’s ability to attract and retain qualified persons to perform services for the Company, by providing incentives to such persons to put forth maximum efforts for the Company and by rewarding persons who contribute to the achievement of the Company’s economic objectives. The Plan seeks to achieve this purpose by providing for Options which may constitute Incentive Stock Options or Non-qualified Stock Options.

Section 2.     ADMINISTRATION

Section 2.1 Committee Composition.

        The Plan shall be administered by the Compensation Committee of the Board of Directors consisting of not less than three persons. Members of such committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. As used in this Plan, the term “Committee” will refer to such Compensation Committee.

Section 2.2     Committee Responsibilities.

        (a) The Committee shall have the authority to recommend to the Board for its consideration and approval (i) the Employees, Outside Directors and Consultants who are to receive Options under the Plan, (ii) the time or times when Options will be granted, (iii) the type, number, exercise price, vesting requirements and other features and conditions of such Options, (iv) the duration of each Option, (v) the restrictions and conditions to which the exercisability of Options may be subject, and (vi) such other provisions of the Options as the Committee may deem necessary or desirable and as are consistent with the terms of the Plan. The Committee shall determine the form or forms of the Stock Option Agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees with respect to Options granted pursuant to the Plan, which agreement shall be consistent with the provisions of the Plan.

        (b) With the consent of the Optionee affected thereby, and subject to the consideration and approval of the Board, the Committee may amend or modify the terms of any outstanding Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Optionee affected thereby and subject to consideration and approval of the Board, modify the exercise price, number of shares, or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, accept surrender of any outstanding Option, or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options.

        (c) The Committee shall have the authority to interpret the Plan and, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Optionees, whether or not such Optionees are similarly situated. Each determination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

Section 3.     SHARES AVAILABLE FOR GRANTS

Section 3.1 Basic Limitation.

        The maximum number of shares of Common Stock that shall be authorized and reserved for issuance under the Plan shall be 1,500,000 shares, $.00001 par value on a post January 26, 2004 stock split basis. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Section 3.3.

Section 3.2 Additional Shares Available for Use.

        If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Stock shall again become available for the grant of Options under the Plan. Also, previously acquired shares of Common Stock which are tendered by the Optionee to the Company in whole or partial satisfaction of the Exercise Price pursuant to Section 6.2, or in whole or partial satisfaction of withholding obligations pursuant to Section 10.2, shall become available for use under the Plan to the extent permitted by Rule 16b-3 of the Exchange Act. The aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall in no event exceed 5,000,000 shares.

Section 3.3 Adjustment to Shares.

        In the event of a stock split, any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend payable in Common Stock, extraordinary dividend or divestiture (including a spin-off), a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock, or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustments (which determination shall be conclusive) as to one or more of:

(a) The number of and kind of securities subject to and reserved under the Plan;

(b) In order to prevent dilution or enlargement of the rights of Optionees, the number, kind and Exercise Price of securities subject to outstanding Options;

(c) The limitations set forth in Section 5.2.

        Without limiting the generality of the foregoing, in the event that any of such transactions are effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets, including cash, with respect to or in exchange for such Common Stock, all Optionees holding outstanding Options shall upon the exercise of such Options receive, in lieu of any shares of Common Stock they may be entitled to receive, such stock, securities, or assets, including cash, as would have been issued to such Optionees if their Options had been exercised and such Optionees had received Common Stock prior to such transaction.

        Notwithstanding the provisions of this Section 3.3, there shall be no adjustment to the shares authorized pursuant to this Plan for an event described in Section 3.3 that occurs before or simultaneously with the effective date of this Plan.

        Except as provided in this Section 3.3, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

Section 4.     ELIGIBILITY

Section 4.1 Non-qualified Stock Options.

        Only Employees, Outside Directors and Consultants shall be eligible for the grant of NSOs.

Section 4.2 Incentive Stock Options.

        Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of Incentive Stock Options. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an Incentive Stock Option unless the requirements set forth in Section 422(c)(6) of the Code are satisfied.

Section 5.     STOCK OPTIONS

Section 5.1 Stock Option Agreement.

        Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan as shall be determined by the Committee in its discretion and upon consideration and approval of the Board. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options shall be granted for no cash consideration unless minimal cash consideration is required by applicable law.

Section 5.2 Number of Shares.

        Each Stock Option Agreement shall specify the number of Common Stock subject to the Option. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 225,000 shares of Common Stock, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 300,000 shares of Common Stock. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Section 3.3.

Section 5.3 Exercise Price.

        (a) Incentive Stock Options.

        The Exercise Price per share to be paid by the Optionee at the time an Incentive Stock Option is exercised shall be determined by the Committee, in its discretion and upon consideration and approval of the Board; provided, however that the such price shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at the time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

        (b) Non-qualified Stock Options.

        The Exercise Price per share to be paid by the Optionee at the time an NSO is exercised shall be determined by the Committee, in its discretion and upon consideration and approval of the Board; provided, however that the such price shall not be less than 85% of the Fair Market Value of one share of Common Stock on the date the Option is granted.

Section 5.4 Exercisability and Term.

        An Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee in its discretion at the time the Option is granted. Upon the completion of its term, an Option, to the extent not then exercised, shall expire.

        (a) Incentive Stock Options.

        The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee in its discretion and upon consideration and approval of the Board at the time such Option is granted; provided that the term of an Incentive Stock Option shall in no event exceed (i) 10 years from the date of grant, or (ii) 5 years from the date of grant if, at the time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

        (a) Non-qualified Stock Options.

        The period during which an NSO may be exercised shall be fixed by the Committee in its discretion and upon consideration and approval of the Board at the time such Option is granted.

Section 5.5 Manner of Exercise.

        An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the Stock Option Agreement, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Chief Financial Officer), and by paying in full the total Option Exercise Price for the shares of Common Stock purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to compliance with Section 11.1 of the Plan, the exercise of the Option shall be deemed effective upon receipt of such notice and payment complying with the terms of the Plan and the Stock Option Agreement.

        As soon as practicable after the effective exercise of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership. If an Optionee exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares shall continue until it expires or terminates in accordance with its terms. An Option shall only be exercisable with respect to whole shares.

Section 6.     PAYMENT FOR OPTION SHARES

Section 6.1 General Rule.

        The entire Exercise Price of Common Stock issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such shares of Common Stock are purchased, provided, however, that the Committee, in its discretion upon the original grant or thereafter, and upon the consideration and approval of the Board, may allow such payments to be made in any form described in this Section 6. In determining whether or upon what terms and conditions an Optionee will be permitted to pay the Exercise Price of an Option in a form other than cash, the Committee may consider all relevant facts and circumstances including, without limitation, the tax and securities law consequences to the Optionee and the Company and the financial accounting consequences to the Company.

Section 6.2 Surrender of Stock.

        To the extent that this Section 6.2 is applicable, an Optionee may pay all or any part of the Exercise Price by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan.

Section 6.3 Exercise/Sale.

        To the extent that this Section 6.3 is applicable, an Optionee may pay all or any part of the Exercise Price and any withholding taxes by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

Section 6.4 Exercise/Pledge.

        To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Stock being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

Section 6.5 Promissory Note.

        To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Stock being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

Section 6.6 Other Forms of Payment.

        To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

Section 6.7	Disposition of Common Stock Acquired Pursuant to the Exercise of Incentive Stock Options.

        Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise on an Incentive Stock Option granted under the Plan before the expiration of two years after its date of grant or before the expiration of one year after its date of exercise, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of an Optionee to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding and employment-related tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company’s transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of two years from its date of grant or one year from its date of exercise.

Section 6.8	Aggregate Limitation of Stock Subject to Incentive Stock Options.

        To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company or any Subsidiary or any parent corporation of the Company) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options shall be treated as Non-qualified Stock Options. The determination shall be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, shall designate which shares shall be treated as shares acquired upon exercise of an Incentive Stock Option.

Section 7.     EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE

Section 7.1	Termination of Employment or Other Service Due to Death, Disability, or Retirement.

        Except as otherwise provided in the Plan, or as otherwise determined by the Committee upon consideration and approval of the Board, either at the time an Option is granted or thereafter, in the event an Optionee’s employment or other service with the Company and all Subsidiaries or Parent is terminated by reason of such Optionee’s death, Disability or Retirement, all outstanding Options then held by the Optionee shall become immediately exercisable in full and remain exercisable after such termination for a period of three months in the case of Retirement and one year in the case of death or Disability (but in no event after the expiration date of any such Option).

Section 7.2	Termination of Employment of Other Service for Reasons Other than Death, Disability or Retirement.

        Except as otherwise provided in the Plan, or as otherwise determined by the Committee upon consideration and approval of the Board, either at the time an Option is granted or thereafter, in the event an Optionee’s employment or other service with the Company and all Subsidiaries or Parent in relation to which the Option was granted is terminated for any reason other than death, Disability or Retirement, all rights of the Optionee shall immediately terminate without notice of any kind, and no Options then held by the Optionee shall thereafter be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary or Parent for “cause,” all outstanding Options then held by such Optionee shall remain exercisable for a period of three months after such termination (but in no event after the expiration date of any such Option). For purposes of this Section 7.2, “cause” shall be as defined in any employment or other agreement or policy applicable to the Optionee or, if no such agreement or policy exists, shall mean (a) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (b) any material breach of a non-competition agreement entered into with the Company, (c) conviction of, or a plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (d) gross negligence or (d) continued failure to perform assigned duties after receiving written notification from the Board. The foregoing shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider grounds for the discharge of the Optionee.

Section 7.3	Modification of Effect of Termination.

        Notwithstanding the provisions of this Section 7, upon an Optionee’s termination of employment or other service with the Company and all Subsidiaries or Parent with respect to which Options were granted, the Committee may, in its sole discretion upon consideration and approval of the Board (which discretion may be exercised before or following such termination), cause Options, or any portions thereof, then held by such Optionee to become exercisable and remain exercisable following such termination in the manner determined by the Committee and approved by the Board; provided, however, that no Option shall be exercisable after the expiration date thereof, and any Incentive Stock Option that remains unexercised more than three months following employment termination by reason of Retirement or more than one year following employment termination by reason of death or Disability shall thereafter be deemed to be a Non-qualified Stock Option.

Section 8.     CHANGE OF CONTROL

Section 8.1     Acceleration of Vesting.

        If a Change of Control of the Company shall be about to occur or shall occur, the Committee, in its discretion and upon consideration and approval of the Board, may determine that all outstanding Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, regardless of whether the employment or other status of the Optionees with respect to which Options have been granted shall continue with the Company or any Subsidiary, subject to the following limitations: If the Company and the other party to the transaction constituting a Change in Control agree that such transaction is to be treated as a “pooling of interests” for financial reporting purposes, and if such transaction in fact is so treated, then the acceleration of exercisability shall not occur to the extent that the Company’s independent accountants and such other party’s independent accountants each determine in good faith that such acceleration would preclude the use of “pooling of interests” accounting.

Section 8.2     Cash Payment.

        If a Change in Control of the Company shall be about to occur or shall occur, then the Committee, in its discretion and upon consideration and approval of the Board and without the consent of any Optionee effected thereby, may determine that some or all Optionees holding outstanding Options shall receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change of Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change of Control over the Exercise Price of such Options.

Section 8.3     Limitation on Change of Control Payments.

        Notwithstanding any provision of Sections 8.1 or 8.2 above to the contrary, if, with respect to an Optionee, the acceleration of the exercisability of an Option as provided for in Section 8.1 or the payment of cash in exchange for all or part of an Option as provided in Section 8.2 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other payments which such Optionee has the right to receive from the Company or any corporation which is a member of an “affiliated group” (as defined in Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the acceleration of exercisability and the payments to such Optionee pursuant to Sections 8.1 and 8.2 above shall be reduced to the largest extent or amount as, in the sole judgment of the Committee, will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

Section 9.     LIMITATION ON RIGHTS

Section 9.1     Employment or Service.

        Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary or Parent to terminate the employment or service of any Employee, Outside Director or Consultant at any time, or confer upon any Employee, Outside Director or Consultant any right to continue in the employ or service of the Company or any Subsidiary or Parent.

Section 9.2     Stockholders’ Rights.

        An Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Stock covered by his or her Option prior to the time when a stock certificate for such Common Stock is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

Section 9.3     Restrictions on Transfer.

        Other than pursuant to a qualified domestic relations order (as defined by the Code), no right or interest of any Optionee in an Option prior to the exercise of such Option shall be assignable or transferable, or subjected to any lien, during the lifetime of the Optionee, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge, divorce, or bankruptcy. In the event of an Optionee’s death, such Optionee’s rights and interest in Options shall be transferable by testamentary will or the laws of descent and distribution, any payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 7 of the Plan) may be made by the Optionee’s legal representatives, heirs or legatees.

        If, in the opinion of the Committee, an Optionee holding an Option is disabled from caring for his or her affairs because of a mental condition, physical condition, or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee’s guardian, conservator, or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

Section 9.4     Non-Exclusivity of the Plan.

        Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all other such plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

Section 10.     WITHHOLDING TAXES

Section 10.1     General.

        To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Stock or make any cash payment under the Plan until such obligations are satisfied.

Section 10.2     Share Withholding.

        The Committee, in its discretion and upon consideration and approval of the Board, may permit an Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Stock that otherwise would be issued to him or her or by surrendering all or a portion of any Common Stock that he or she previously acquired. Such shares of Common Stock shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

Section 11.     SECURITIES LAW RESTRICTIONS

Section 11.1     Share Issuance.

        Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan, and an Option shall not be considered to be exercised notwithstanding the tender by the Optionee of any consideration therefore, unless and until each of the following conditions has been fulfilled:

(a) (i) There has be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective, and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee’s heir(s) or legal representative(s)), any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

(b) There shall have been obtained any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advise of counsel, deem necessary or advisable.

Section 11.2     Share Transfers.

        Shares of Common Stock issued pursuant to Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered, or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance, or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

Section 11.3     Holding Period Requirements.

        Any Options granted and any Common Stock acquired pursuant to the exercise of Options under this Plan may be subject to a six-month holding requirement from the grant date in order for the transaction to be exempt from the short-swing trading profits provision of Section 16(b) of the Exchange Act.

Section 11.4     Legends.

        (a) Unless a registration statement under the Securities Act and applicable state securities laws is in effect with respect to the issuance or transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE SOLELY ESTABLISHED TO THE SATISFACTION OF THE COMPANY AND ITS COUNSEL.

        (b) The Committee, in its sole discretion, may endorse certificates representing shares issued pursuant to the exercise of Incentive Stock Options with a legend in substantially the following form:

THE SALE, EXCHANGE, PLEDGE, ASSIGNMENT, OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TRANSFER RESTRICTIONS CONTAINED IN SECTION 5.05 OF THE BYLAWS OF THIS CORPORATION AND IN THE CORPORATION’S 2004 STOCK OPTION PLAN, AND REFERENCE SHOULD BE MADE TO THOSE DOCUMENTS FOR THE TERMS OF SUCH RESTRICTIONS.

Section 12.     AMENDMENT, MODIFICATION AND TERMINATION

Section 12.1     Term of the Plan.

        The Plan, as set forth herein, shall become effective on January 30, 2004, subject to approval by the stockholders at the 2004 Annual Meeting. The Plan shall remain in effect until it is terminated under Section 12.2, except that no Incentive Stock Options shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Stock available under Section 3 which was approved by the Company’s stockholders.

Section 12.2     Amendment or Termination.

        The Board may, at any time and for any reason, amend, suspend or terminate the Plan or any portion thereof. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations, rules or requirements of any applicable governmental authority or listing organization governing the trading of the Company’s Stock. No Options shall be granted under the Plan after the termination thereof. No termination, suspension, or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 3.3 or Section 8 of the Plan.

Section 13.     MISCELLANEOUS

Section 13.1     Governing Law.

        The place of administration of the Plan shall be conclusively deemed to be within the State of Arizona, and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or any Stock Option Agreement shall be governed by and construed exclusively and solely in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Arizona with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

Section 13.2     Successors and Assigns.

        This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way or merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.

Section 13.3     Survival of Provisions.

        The rights, remedies, agreements, obligations, and covenants contained in or made pursuant to the Plan, any Stock Option Agreement, and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.

Section 14.     DEFINITIONS

Section 14.1     Board

        Board means the Company’s Board of Directors, as constituted from time to time.

Section 14.2 Change in Control

        Change in Control shall mean:

(a) The sale, lease, exchange or other transfer of all or substantially all of the Company’s assets, in one transaction or in a series of related transactions;

(b) The approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(c) A change in the control of the Company of a nature that would be required to be reported (assuming such event had not been “previously reported”) in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such Change in Control shall be deemed to have occurred at such time as:

(i) any Person becomes, after the effective date of the Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or

(ii) individuals who constitute the Board on the effective date of the Plan cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors comprising or deemed pursuant hereto to comprise the Board on the effective date of the Plan (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be, for purposes of this clause (ii) and the following sentence, considered as though such person were a member of the Board on the effective date of the Plan. Notwithstanding anything in the foregoing to the contrary, no Change of Control shall be deemed to have occurred for purposes of Section 8 by virtue of any transaction which shall have been approved by the affirmative vote of at least a majority of the members of the Board or by the stockholders of the Company on the effective date of the Plan.

Section 14.3 Code

        Code means the Internal Revenue Code of 1986, as amended.

Section 14.4 Committee

        Committee means a committee of the Board, as described in Section 2.

Section 14.5 Common Stock

        Common Stock means the common stock of the Company.

Section 14.6 Company

        Company means Taser International, Inc., a Delaware corporation.

Section 14.7 Consultant

        Consultant means a consultant or adviser who provides bona fide services to the Company, a Parent, or a Subsidiary as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

Section 14.8 Disability

        Disability means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

Section 14.9 Employee

        Employee means a common-law employee of the Company, a Parent, or Subsidiary.

Section 14.10 Exchange Act

        Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 14.11 Exercise Price

        Exercise Price means the amount for which one share of Common Stock may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

Section 14.12 Fair Market Value

        Fair Market Value means, with respect to the Common Stock, the following:

(a) If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on The NasdaqK

Small Cap Market, the last sale price of the Common Stock on such exchange or reported by The NasdaqK Small Cap Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

(b) If the Common Stock is not so listed or admitted to unlisted trading privileges or reported on The NasdaqK Small Cap Market System, and bid and asked prices therefore in the over-the-counter market are reported by The NasdaqK Small Cap Market, the Nasdaq Bulletin Board, or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the applicable NasdaqX system, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

(c) In all other cases, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

Section 14.13 Incentive Stock Option

        Incentive stock option means a stock option as described in Section 422(b) of the Code.

Section 14.14 Non-qualified Stock Option

        Non-qualified stock option means any option that is not an incentive stock option as described in Section 422 of the Code nor an option as described in Section 423 of the Code.

Section 14.15 Option

        Option means an Incentive Stock Option or Non-qualified Stock Option granted under the Plan and entitling the holder to purchase Common Stock.

Section 14.16 Optionee

        Optionee means an individual or estate who holds an Option.

Section 14.17 Outside Director

        Outside Director shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

Section 14.18 Parent

        Parent means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

Section 14.19 Person

        Person means any individual, corporation, partnership, group, association, or other “person” (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly-owned Subsidiary of the Company, or any employee benefit plan sponsored by the Company or a wholly-owned Subsidiary of the Company.

Section 14.20 Plan

        Plan means this Taser International, Inc. 2004 Stock Option Plan, as amended from time to time.

Section 14.21 Retirement

        Retirement means the retirement of an Optionee pursuant to and in accordance with the regular retirement plan or practice of the Company or Subsidiary then covering the Optionee, or, if approved by the Board for purposes of the Plan, any early retirement plan or practice of the Company or Subsidiary then covering the Optionee.

Section 14.22 Securities Act

        Securities Act means the Securities Act of 1933, as amended.

Section 14.23 Stock Option Agreement

        Stock Option Agreement means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

Section 14.24 Subsidiary

        Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

Section 15.     EXECUTION

        To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

Taser International, Inc.

By:

Adoption by Board of Directors:          January 30, 2004

Ratification/Adoption by Stockholders:               , 2004

Appendix D to TASER Proxy Statement

TASER INTERNATIONAL, INC.

2004 OUTSIDE DIRECTOR STOCK OPTION PLAN

(Approved by the Board of Directors on January 30, 2004 and
subject to Stockholder Approval at the 2004 Annual Meeting)

        1.     Purposes of the Plan. The purposes of this 2004 Outside Director Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the outside directors of the Company to serve as Directors, and to encourage their continued service on the Board.

        All options granted hereunder shall be nonstatutory stock options.

        2.     Definitions. As used herein, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the Common Stock of the Company.

(d) “Company” means TASER International, Inc., a Delaware corporation.

(e) “Director” means a member of the Board.

(f) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(i) “Inside Director” means a Director who is an Employee.

(j) “Option” means a stock option granted pursuant to the Plan.

(k) “Optioned Stock” means the Common Stock subject to an Option.

(l) “Optionee” means a Director who holds an Option.

(m) “Outside Director” means a Director who is (i) not an Employee and (ii) not a partner nor a member of any venture capital firm or institutional investor which owns securities of the Company having more than five percent (5%) of the total voting power of the Company.

(n) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(o) “Plan” means this 2004 Director Stock Option Plan.

(p) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(q) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

        3.     Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares of Common Stock (the “Pool”) on a post January 26, 2004 stock split basis. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4.     Administration and Grants of Options under the Plan.

        (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each new Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the “First Option”) on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(iii) Each Outside Director shall be automatically granted an Option to purchase 6,000 Shares (a “Subsequent Option”) on the date of the annual meeting of stockholders of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

(v) The terms of a First Option granted hereunder shall be as follows:

(A) the term of the First Option shall be ten (10) years.

(B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

(D) subject to Section 10 hereof, the First Option shall become exercisable as to 1/4th of the Shares subject to the First Option on the day before the annual meeting of stockholders of each year or,

if no such meeting is held, on each anniversary of the date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vi) The terms of a Subsequent Option granted hereunder shall be as follows:

(A) the term of the Subsequent Option shall be ten (10) years.

(B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

(D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 1/3 of the Shares subject to the Subsequent Option on the day before the annual meeting of stockholders of each year or, if no such meeting is held, on each anniversary of the date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

        5.     Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

        The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

        6.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

        7.     Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

        8.     Exercise of Option.

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        (c) Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        (d) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

        9.     Non-Transferability of Options. Unless otherwise determined by the Board, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10.     Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

        (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

        (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee’s status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

        If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of ninety (90) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

        For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        11.     Amendment and Termination of the Plan.

        (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

        (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

        12.     Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

        13.     Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14.     Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15.     Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16.     Shareholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

TASER INTERNATIONAL, INC.

2004 DIRECTOR STOCK OPTION PLAN

DIRECTOR OPTION AGREEMENT

        TASER International, Inc., a Delaware corporation (the “Company”), has granted to                     (the “Optionee”), an option to purchase a total of [                    (                    )] shares of the Company’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company’s 2004 Director Stock Option Plan (the “Plan”) adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

        1.     Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

        2.     Exercise Price. The exercise price is $ for each share of Common Stock.

        3.     Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

(a) Right to Exercise.

(i) This Option shall become exercisable in installments cumulatively with respect to 1/4th of the Shares subject to the Option on the day before the annual meeting of stockholders of each year or, if no such meeting is held, on each anniversary of the date of grant, provided that the Optionee continues to serve as a Director on such dates; provided, however, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

(ii) This Option may not be exercised for a fraction of a share.

(iii) In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

(b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

        4.     Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a) cash;

(b) check;

(c) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

(d) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

        5.     Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

1

        6.     Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        7.     Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

        8.     Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of Section 83 in general and the availability of a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

Date of Grant:	TASER INTERNATIONAL, INC., a Delaware corporation By:

        Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:

Optionee

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EXHIBIT A

DIRECTOR OPTION EXERCISE NOTICE

TASER International, Inc.

Attention: Corporate Secretary

        1. Exercise of Option. The undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                      shares of the Common Stock (the “Shares”) of TASER International, Inc. (the “Company”) under and pursuant to the Company’s 2004 Director Stock Option Plan and the Director Option Agreement dated                     (the “Agreement”).

        2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

        3. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the “1933 Act”), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

        4. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        5. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

        6. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

OPTIONEE:	TASER INTERNATIONAL, INC.

By:

Its:

Address:

Dated:	Dated:

PROXY

TASER International, Inc.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 29, 2004

Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints Patrick W. Smith and Thomas P. Smith as proxies, each with full power of substitution, to vote all of the Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of TASER International, Inc. to be held on Thursday, April 29, 2004 beginning at 12:00 Noon, Scottsdale time, and at any adjournments or postponements thereof:

1.	ELECT TWO DIRECTORS:

❑ VOTE FOR all nominees listed (except as marked to the contrary below).

Instruction: To withhold authority to vote for an individual nominee, strike a line through the nominee’s name below.

Class A (three-year term) Phillips W. Smith Bruce R. Culver

     ❑ WITHHOLD AUTHORITY to vote for all nominees listed.

2.	APPROVE THE 2004 STOCK OPTION PLAN

❑ FOR	❑ AGAINST	❑ ABSTAIN

3.	APPROVE THE 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN

❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	RATIFY APPOINTMENT OF DELOITTE & TOUCHE LLP as the Company’s independent auditors for 2004.

❑ FOR	❑ AGAINST	❑ ABSTAIN

(please sign on reverse side)

• PLEASE VOTE, SIGN, AND RETURN THE ABOVE PROXY •

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of TASER International, Inc., which will be held at 17800 North 85th Street, Scottsdale, Arizona 85260 beginning at 12:00 Noon on Thursday, April 29, 2004.

Whether or not you plan to attend this meeting, please sign, date, and return your proxy form above as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally. It is important that your stock be represented.

Douglas E. Klint, Corporate Secretary

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE 2004 STOCK OPTIONS PLAN, FOR APPROVAL OF THE 2004 OUTSIDE DIRECTORS STOCK OPTION PLAN, FOR APPROVAL OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY, AND FOR THE APPLICABLE PROXIES VOTING IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Please date and sign exactly as your name or names appear below. If more than one name appears, all should sign. Persons signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other official or representative capacity, should also provide full title. If a partnership, please sign in full partnership name by authorized person

Dated:

Signature or Signatures

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE